                                                                    EXHIBIT 99.1

ANC RENTAL CORPORATION, ET AL.

                                          CASE NO. 01-11200 JOINTLY ADMINISTERED

                     COMBINED SCHEDULE OF CASH RECEIPTS AND
                        DISBURSEMENTS - SUBSTITUTE MOR-1

                For the Period November 1, to November 30, 2002

                                                                    CURRENT PERIOD ACTIVITY      ACTIVITY - FILING PERIOD TO DATE
                                                                ------------------------------  ----------------------------------
                                                                    ACTUAL         PROJECTED          ACTUAL         PROJECTED
                                                                -------------     ------------    -------------     ------------

Cash - Beginning of Period                                      $ 131,886,444     $ 24,626,000    $ 101,226,814     $ 99,778,000

Receipts:
           Credit Card and Local Deposits                       $ 144,749,359    $ 173,801,000   $2,183,230,498   $2,061,806,000
           Collections of Accounts Receivable                      44,135,671       37,997,000      677,412,186      427,878,000
           Other Receipts                                          64,149,331       10,034,000      407,887,435      249,099,000
                                                             --------------------------------------------------------------------
Total Receipts                                                  $ 253,034,361    $ 221,832,000   $3,268,530,118   $2,738,783,000

Disbursements:
           US Trustee Fees Paid                                           $--              $--        $ 305,000              $--
    4      Fleet Operating Expenses                              $ 12,109,047       16,373,000      173,632,376      195,030,000
    5a     Personnel - Net Cash Payroll                          $ 20,422,472       17,744,331      276,954,516      249,255,181
    5b     Personnel - Payroll Taxes Paid                         $ 7,817,023        6,791,922      103,368,538       90,103,673
    5c     Personnel - Benefits Payments                          $ 6,010,933        5,222,678       77,106,723       67,152,422
    5d     Personnel - Payments of Garnishments Withheld            $ 118,625          103,069        2,246,309        2,028,970
    6      Travel Expenses Paid                                     $ 642,852          277,000        4,852,043        3,880,000
    7      Fuel Payments For Rental Fleet                         $ 3,981,727        4,757,000       49,282,605       56,106,000
    8      Airport - Agency - Concession Fees Paid               $ 17,558,502        5,634,000      213,125,081       72,234,000
    9      Insurance Payments All                                $ 11,376,673        9,975,000      112,347,457      141,072,000
    11     Facility and Other Fixed Operating Expenses Paid      $ 17,624,350        7,425,000      208,615,468      132,367,000
    13     Travel Agency Tour Operator Commission Payments        $ 6,708,601        7,662,000       95,231,657       92,973,000
    14     Advertising Payments                                   $ 3,468,101        6,991,000       55,790,097       72,467,000
    15     IT Consulting Payments                                 $ 5,169,996               --       56,746,887       39,117,000
    16     IT Other Cash Payments                                   $ 727,774        5,312,000       25,005,116       69,184,000
    17     Sales Taxes and Other Taxes Paid                      $ 17,814,892       25,960,000      265,385,394      322,257,000
    18     Professional Fees Paid - Ordinary Course                 $ 429,666          172,000       14,292,256        5,218,000
    19     Professional Fees Paid - Bankruptcy Professionals      $ 1,874,807        1,440,000       20,753,603       23,660,000
    20     Other Miscellaneous Operating Expenses Paid            $ 4,543,601        4,148,000      110,325,450       50,586,000
    23     Capital Expenditures                                   $ 2,990,481        3,519,000       12,232,773       60,348,000
    24     Interest and Financing Fees Paid                         $ 931,272          540,000       24,249,598       10,400,000
    25     Vehicle Holding Costs Paid                            $ 78,250,799       72,353,000      883,863,490      854,656,000
   25.1    Fleet Purchase Payments and Financing Enhancements     $ 9,282,517               --      424,978,400      290,959,000
    26     Working Capital Fundings to Subsidiaries                        --               --        4,000,000        6,000,000
                                                             --------------------------------------------------------------------
Total Disbursements                                             $ 229,854,711    $ 202,400,000   $3,214,690,840   $2,907,054,245

Net Cash Flow                                                    $ 23,179,649     $ 19,432,000     $ 53,839,279   $ (168,271,245)
                                                             --------------------------------------------------------------------
Cash at End of Period                                           $ 155,066,093     $ 44,058,000    $ 155,066,093    $ (68,493,245)
                                                             ====================================================================


Notes: "Projected" amounts for the month of November posted from the February 15, 2002 revised budget.

          "Projected" amounts for the Filing Period to Date reflect a combination of the original budget and the revised budget.

          Effective July 2002, category 12 "Other" has been combined with Category 20 "Other"

          Effective August 2002, all Insurance payments combined in item 9 "Insurance All"

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED
SUMMARY COMBINED BALANCE SHEET
NOVEMBER 30, 2002




                           ASSETS

Cash & Cash Equivalents                                       $ 154,504,605
Restricted Cash                                                     561,488
Receivables, net                                                141,812,690
Prepaid Expenses                                                 38,376,871
Revenue Earning Vehicles, net                                   (13,560,428)
Property Plant & Equip, net                                     253,695,497
Investment in Subsidiaries                                    3,705,793,306
Other Assets                                                     35,190,806

                                                        --------------------
TOTAL ASSETS                                                $ 4,316,374,835
                                                        ====================



             LIABILITIES & SHAREHOLDERS' EQUITY

Accounts Payable                                              $ 145,715,180
Estimated Debt - Vehicle Rental                                   9,422,702
Accrued Liabilities                                             307,173,205
Insurance Reserves                                              299,208,838
Other Debt                                                      287,793,485
Deferred Income Taxes                                           253,710,734
Interest rate hedges at fmv                                      82,260,000
Due to Affiliates                                               784,254,334
Other Liabilities                                                82,049,111

                                                        --------------------
TOTAL LIABILITIES                                             2,251,587,589

Shareholders' equity                                          2,064,787,246

                                                        --------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                    $ 4,316,374,835
                                                        ====================

ANC RENTAL CORPORATION, ET AL.
CASE NUMBER 01-11200 JOINTLY ADMINISTERED
COMBINED STATEMENT OF OPERATIONS
FOR THE PERIODS AS INDICATED


                                        FOR THE ONE              FOR THE PERIOD
                                        MONTH ENDED                11/13/01
                                        NOVEMBER 30,                THROUGH
                                           2002                     11/30/02
                                        -----------              -------------


Total Revenue                           140,541,826              2,209,555,834
Direct Operating Costs                   75,667,336              1,082,801,269
Vehicle Depreciation, net                61,401,882                901,124,560
SGA                                      34,823,479                480,596,764
Amortization of Intangibles                      --                    305,027
Transition Cost                           7,572,414                170,032,303
Interest Income                            (190,352)                (3,272,854)
Interest Expense                          4,348,404                 63,770,801
FMV Stand Alone Caps                      2,630,599                 38,193,358
Other (income)/expense net                 (117,862)               121,132,082
                                        -----------              -------------
Net Income                              (45,594,074)              (645,127,476)
                                        ===========               ============

Note: Obligations incurred by ANC Management Services, Inc., Republic Guy Salmon, Inc., and certain other subsidiaries are settled by ANC Rental Corporation then charged to the respective subsidiary by way of an intercompany charge.